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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 25, 1998 appearing on page F-1 of Texas Micro Inc.'s Annual Report on Form 10-K for the year ended June 30, 1998. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page F-14 of such annual report on Form 10-K.

PRICEWATERHOUSECOOPERS LLP



Houston, Texas
April 15, 1999